--------------------------------------------------------------------------------
DELAFIELD                                 600 FIFTH AVENUE, NEW YORK, N.Y. 10020
FUND, INC.                                (212) 830-5200
================================================================================

Dear Fellow Shareholders:

During the past quarter our Fund's asset value increased 4.8% versus an increase of 18.4% in the Russell 2000 and 14.9% in the Standard & Poor's 500, each on a total return basis. The Fund's net asset value as of December 31st was $14.07 per share, which was after taking into account an ordinary income dividend of $.0852 per share paid on December 29th.

For the year as a whole, the Fund's asset value increased 8.4% versus increases of 21.3% in the Russell 2000 and 21.0% in the Standard & Poor's 500. At the beginning of the year our commitment to equities was roughly 99% and, while there were significant fluctuations in our reserve position during the year, we were fully invested as the year ended.

Once again we are disappointed with our results. The market's strong performance has been driven by a handful of stocks and the valuation of smaller companies has been declining relative to the valuation of larger companies since the mid-1980's. Furthermore, the cumulative advanced-decline index recently recorded a low not seen since 1988. Despite these trends, many of the companies in which we invested had a fine year. These were, however, largely offset by declines in value of our investments in the insurance, metals and textile industries. We expect better performance from our holdings in these areas this year.

Our progress in 1999 traveled along a rocky road. We saw a continuing decline in the valuation of our holdings in the first quarter, a spectacular recovery in the second quarter, erosion in the third quarter and a mild recovery in the fourth quarter. Throughout the year price volatility, in reaction to corporate news, grew in intensity. We believe there is opportunity to be gained from volatility and expect to increase our reserves in order to take advantage of such fluctuations, if the occasion arises.

It seems worthwhile reiterating the strategy which we employ to protect your capital and enhance its growth. This strategy has resulted in above average returns over many years and we believe it is low risk, logical and likely to result in attractive results in the years ahead.

1. We search for companies that are selling at prices which seem modest in relationship to the company's intrinsic value.

2. We meet with managements, visit plants, talk to competition, consider the makeup of the Board of Directors and make a judgment as to whether we wish to be in business with the management. In other words, we try to understand the business of the companies in which we invest and the individuals who direct the company's future.

3. We search for companies wherein something may change which will alter that company's future for the better. These can be simple matters ranging from a change in the management or management's attitude toward how they run the business, to a change in control, to a change in business opportunity, or to a change in the dynamics of a company's cash flow and its use.

4. If we perform our analysis correctly, the value added we bring to you is an earlier and better understanding of the companies in our portfolio than other investors have. Then, if the companies begin to improve, their earnings should increase and they should be valued at a higher price earnings multiple.

5. We have never worried about the profits that we did not make. We worry much more about what we might lose. We believe that stock selection is much more relevant to successful investing than total commitment to equities. In the volatile markets which we have developed over the last 15 to 20 years, we have come to believe that the long term investors' best hedge against a violent decline is to have cash with which to buy companies when prices seem unduly depressed.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Your portfolio is composed of such companies. We have become fully invested since we believe that many of our holdings are selling at depressed prices. Usually a good part of our quarterly letter is committed to a description of several of our holdings. We will forego that exercise in this letter since we have discussed the majority of our large holdings in recent letters.

Our concerns as we begin this year center on the coming elections, the tight labor market with its inflationary potential and rising interest rates as the Federal Reserve Board tries to forestall a pickup in inflation. On the plus side, the price of energy could decrease somewhat, reducing inflationary expectations.

Also, large ongoing company share repurchase programs and purchases by the managements of many of our holdings are eloquent testimony to the fact that these managements believe their companies to be truly undervalued and expect to profit from an increase in valuation.

Finally, the extreme bifurcation of the market with one sector, technology, selling at extraordinarily high valuations and most of the rest selling at quite modest levels leaves us concerned about the general direction of the stock market.

We have often likened our style of investing to gardening. You plant seeds expecting them to germinate and grow. But one never knows how long it will take or which will ripen first. Often there is a steady harvest, but sometimes there can be a lengthy period without fruit. This approach does not necessarily correlate with broad market movements but over time the harvest should be bountiful.

We feel it would be advantageous for the Fund to grow moderately, so we welcome inquiries from potential investors, large or small. Anyone interested is encouraged to call Cleo Piperis at (212) 830-5452 or either of us.

We have become aware that many shareholders have not been receiving our quarterly letters since they may not be distributed to those who are not direct shareholders. Accordingly, anyone who wishes to be on our mailing list should either call Cleo or write to us and we will be happy to add you to the list.

The Delafield Fund is now available through Charles Schwab's Mutual Fund Marketplace, Fidelity Investments Fund Network, Jack White & Company and National Investor Services Corp. (Waterhouse Securities) and First Trust Co. (Datalynx).

With very best wishes.

Sincerely,



        \s\J. Dennis Delafield                   \s\Vincent Sellecchia

        J. Dennis Delafield                      Vincent Sellecchia
        Chairman                                 President
        Tel.  (212) 830-5454                     Tel.  (212) 830-5456



P.S. The net asset  value per share of the Fund is  determined  as of 4:00 P.M.,
     New York City time on each Fund Business Day (as fully described on page 7 of the Fund Prospectus). In addition to the Fund's published NASDAQ listing,  you may  check  its  net  asset  value  at any  time  by  calling
     1-800-221-3079   (or,   212-830-5220)   to   speak   directly   to  a  Fund
     representative during the normal business hours of 8:30 A.M. - 5:30 P.M., NYC time. During off business hours, you may use the same 800 number (or, 212-380-5225) for a pre-recorded message. The 3-digit code number for The Delafield Fund is 819.


     Our Website address is:  www.delafieldfund.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           CUMULATIVE TOTAL RETURN WITH INCOME*
                                                                                      Russell
                                                                         S & P         2000
                                                 Delafield Fund**         500          Total
                                                 --------------          -----        -------
 Quarter ended December 31, 1999                       4.8%               14.9%         18.4%
 One year ended December 31, 1999                      8.4                21.0          21.3

 Inception, November 19, 1993 to December 31, 1999    98.5               259.7         119.2

                              Annual Average Total Return with Income*
                                                                                      Russell
                                                                         S & P         2000
                                                 Delafield Fund**         500          Total
                                                 --------------          -----        -------

 Three years ended December 31, 1999                   4.7%              27.6%         13.1%
 Five years ended December 31, 1999                   13.1               28.6          16.7
 Inception, November 19, 1993 to December 31, 1999    11.9               23.3          13.7

                                            Asset Mix
                           12/31/98            3/31/99        6/30/99       9/30/99        12/31/99
                           --------            -------        -------       -------        --------
 Equities                    99.4%              95.6%          80.0%         74.4%           98.9%
 Corporate Bonds              0.1                0.1            0.1           0.1             0.1
 Cash Equivalents             0.5                4.3           19.9          25.5             1.0
                           --------            -------        -------       -------        --------
                              100%               100%           100%          100%            100%
                                       TEN LARGEST HOLDINGS
                                                                                    % of Total
 Company                                                                            Portfolio
 -------                                                                            ---------
 Bush Industries, Inc. - Class A                                                        4.8
 MSC Industrial Direct Company Inc. - Class A                                           4.8
 York International Corporation                                                         4.0
 Burlington Industries, Inc.                                                            3.5
 Ogden Corporation                                                                      3.5
 Wabtec Corporation                                                                     3.1
 Cabot Corporation                                                                      3.0
 Kimco Realty Corporation                                                               3.0
 Kennametal Inc.                                                                        2.9
 UNOVA, Inc.                                                                            2.9
                                                                                      -----
                                                                                       35.5%
                                                                                      -----

* The performance data quoted above represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

**   Delafield Fund Performance is stated after fees.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      Comparison of change in value of $10,000 investment in the
                                                Delafield Fund, Inc. and the S&P Index.

                                                       DELAFIELD FUND, INC.
                                                  Performance Comparision Chart



The Table below represents the omitted line graph which compares the change in value of $10,000 investment in the Delafield Fund, Inc. and the S&P Index.

INCEPTION            S&P 500        DELAFIELD
---------           ---------       ---------
11/19/93            10,000.00       10,000.00
12/31/93            10,112.00       10,170.00
06/30/94             9,769.20       10,361.20
12/31/94            10,244.96       10,739.38
06/30/95            12,315.47       12,350.29
12/31/95            14,095.06       13,680.41
06/30/96            15,518.66       15,566.94
12/31/96            17,331.24       17,285.53
06/30/97            20,903.20       19,631.18
12/31/97            23,114.76       20,683.41
06/30/98            27,208.39       21,351.48
12/31/98            29,719.72       18,311.03
06/30/99            33,399.02       21,213.33
12/31/99            35,974.09       19.847.19



            Past performance is not predictive of future performance.

------------------------------------------- ------------------------------------
                                                Average Annual Total Return
----------------------------- ------------- ----------------- ------------------
                                                                    Since
                                One Year       Five-Year          11/19/93
                              ------------- ----------------- ------------------

Delafield Fund, Inc.              8.40%          13.07%            11.86%
S & P 500 Index                  21.04%          28.56%            23.28%
----------------------------- ------------- ----------------- ------------------





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1999

================================================================================

                                                                                                      Value
                                                                               Shares               (Note 1)
                                                                               ------                ------
Common Stocks (98.79%)
------------------------------------------------------------------------------------------------------------------------------------
 Aerospace (4.71%)
 Cordant Technologies Inc.                                                      30,000          $       990,000
 GenCorp Inc.                                                                   65,000                  641,875
 Raytheon Co. - Class A                                                         30,000                  744,375
 Teledyne Technologies Inc.*                                                   175,001                1,651,572
                                                                                                ---------------
                                                                                                      4,027,822
                                                                                                ---------------
 Automotive/Auto Parts (1.09%)
 OEA, Inc.*                                                                    190,700                  929,663
                                                                                                ---------------

 Building (1.70%)
 Champion Enterprises, Inc.*                                                    50,000                  428,125
 Walter Industries, Inc.                                                        95,000                1,027,187
                                                                                                ---------------
                                                                                                      1,455,312
                                                                                                ---------------
 Chemicals (9.77%)
 C&K Witco Corp.                                                               110,000                1,471,250
 Cabot Corporation                                                             125,000                2,546,875
 Engelhard Corporation                                                         125,000                2,359,375
 International Specialty Products Inc.*                                        110,000                1,010,625
 OMNOVA Solutions Inc.                                                         125,000                  968,750
                                                                                                ---------------
                                                                                                      8,356,875
                                                                                                ---------------
 Consumer Products & Services (9.48%)
 Borders Group, Inc.*                                                           50,000                  803,125
 Bush Industries, Inc.                                                         240,100                4,126,719
 Department 56 Inc.*                                                            63,000                1,425,375
 Huffy Corporation                                                             263,000                1,380,750
 Water Pik Technologies, Inc.*                                                  38,750                  370,547
                                                                                                ---------------
                                                                                                      8,106,516
                                                                                                ---------------
 Electronics (0.33%)
 Sheldahl, Inc.*                                                                65,000                  286,406
                                                                                                ---------------
 Energy (1.54%)
 Devon Energy Corporation                                                       20,000                  657,500
 Forest Oil Corporation*                                                        50,000                  659,375
                                                                                                ---------------
                                                                                                      1,316,875
                                                                                                ---------------
 Financial Products & Services (5.84%)
 Deluxe Corp.                                                                   90,000                2,469,375
 Harland (John H.) Company                                                      70,000                1,281,875
 Moore Corporation, Ltd.                                                       205,000                1,242,812
                                                                                                ---------------
                                                                                                      4,994,062
                                                                                                ---------------

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1999

================================================================================

                                                                                                      Value
                                                                               Shares               (Note 1)
                                                                               ------                ------
Common Stocks (Continued)
------------------------------------------------------------------------------------------------------------------------------------
 Industrial Products (18.85%)
 AMETEK Inc.                                                                   105,000          $     2,001,562
 Atchison Casting Corporation*                                                  30,000                  273,750
 CLARCOR Inc.                                                                   30,000                  540,000
 Flowserve Corporation                                                          50,000                  850,000
 Kaydon Corporation                                                             30,000                  804,375
 Kennametal Inc.                                                                75,000                2,521,875
 Thermo Electron Corporation*                                                   40,000                  600,000
 UNOVA, Inc.*                                                                  190,000                2,470,000
 Wabtec Corporation                                                            148,500                2,635,875
 York International Corporation                                                125,000                3,429,688
                                                                                                ---------------
                                                                                                     16,127,125
                                                                                                ---------------
 Insurance (Property/Casualty) (3.03%)
 Berkeley (W.R.) Corp.                                                          20,000                  420,000
 Highlands Insurance Group, Inc.*                                               40,000                  380,000
 Policy Management Systems Corp.*                                               70,000                1,789,375
                                                                                                ---------------
                                                                                                      2,589,375
                                                                                                ---------------
 Insurance (Reinsurance) (4.17%)
 LaSalle Re Holdings Ltd.                                                       45,000                  742,500
 Risk Capital Holdings, Inc.*                                                   57,000                  741,000
 Trenwick Group Inc.                                                           122,878                2,081,237
                                                                                                ---------------
                                                                                                      3,564,737
                                                                                                ---------------
 Medical Equipment, Services & Supplies (4.27%)
 Quest Diagnostics Inc.*                                                        65,000                1,986,563
 Steris Corporation*                                                            75,000                  773,437
 Varian Medical Systems, Inc.                                                   30,000                  894,375
                                                                                                ---------------
                                                                                                      3,654,375
                                                                                                ---------------
 Metals/Mining (5.49%)
 A K Steel Holding Corporation                                                  50,090                  945,449
 Allegheny Teledyne Inc.                                                        73,500                1,649,156
 Carpenter Technology Corporation                                               15,000                  411,563
 Commercial Metals Company                                                      45,000                1,527,187
 Special Metals Corporation*                                                    50,000                  159,375
                                                                                                ---------------
                                                                                                      4,692,730
                                                                                                ---------------
 Real Estate (4.87%)
 Fairfield Communities Inc.*                                                   100,000                1,075,000
 Kimco Realty Corporation                                                       75,000                2,540,625
 Ramco-Gershenson Properties Trust                                              43,750                  552,344
                                                                                                ---------------
                                                                                                      4,167,969
                                                                                                ---------------
 Telecommunications (0.99%)
 Salient 3 Communications, Inc.*                                               121,400                  849,800
                                                                                                ---------------

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------




================================================================================

                                                                                                      Value
                                                                                 Shares              (Note 1)
                                                                                 ------               ------
Common Stocks (Continued)
------------------------------------------------------------------------------------------------------------------------------------
 Textile/Apparel (5.53%)
 Burlington Industries, Inc.*                                                    750,000        $     3,000,000
 Delta Woodside Industries, Inc.                                                 922,000              1,728,750
                                                                                                ---------------
                                                                                                      4,728,750
                                                                                                ---------------
 Miscellaneous (17.13%)
 Calgon Carbon Corporation                                                       175,000              1,039,063
 Carlisle Companies Inc.                                                          20,000                720,000
 International Multifoods Corporation                                             70,000                927,500
 JLK Direct Distribution Inc.*                                                   130,000              1,340,625
 MSC Industrial Direct Company Inc.*                                             310,000              4,107,500
 Ogden Corporation                                                               250,000              2,984,375
 Paxar Corp.*                                                                     75,000                632,813
 Western Resources, Inc.                                                          45,000                765,000
 XTRA Corp.*                                                                      50,000              2,131,250
                                                                                                ---------------
                                                                                                     14,648,126
                                                                                                ---------------
 Total Common Stocks (Cost $87,802,312)                                                         $    84,496,518
                                                                                                ---------------

Convertible Preferred Stock (0.09%)
------------------------------------------------------------------------------------------------------------------------------------
 Real Estate (0.09%)
 Kimco Realty Corporation Class D Depository Shares                                3,600                 76,725
                                                                                                ---------------
 Total Convertible Preferred Stock (Cost $82,722)                                                        76,725
                                                                                                ---------------

                                                                                  Face                Value
                                                                                 Amount              (Note 1)
                                                                                 ------               ------
Corporate Bonds (0.12%)
------------------------------------------------------------------------------------------------------------------------------------
 Insurance (Life) (0.12%)
 PennCorp Financial Group, Inc., 9.250%, due 12/15/2003                         $125,000                106,875
                                                                                                ---------------
 Total Corporate Bonds (Cost $125,086)                                                                  106,875
                                                                                                ---------------

Short-Term Investments (0.38%)
Repurchase Agreements (0.38%)
------------------------------------------------------------------------------------------------------------------------------------
 Morgan (J.P.) Securities Inc., 2.50%, due 01/03/00 (Collateralized by $329,000,
 Federal Home Loan Bank, 0.000%, due 01/26/00)                                  $321,000                321,000
                                                                                                ---------------
 Total Short-Term Investments (Cost $321,000)                                                           321,000
                                                                                                ---------------
 Total Investments (99.38%) (Cost $88,331,120+)                                                      85,001,118
 Cash and Other Assets, Net of Liabilities (0.62%)                                                      527,237
                                                                                                ---------------
 Net Assets (100.00%), 6,076,843 shares outstanding (Note 3)                                    $    85,528,355
                                                                                                ===============
 Net asset value, offering and redemption price per share                                       $         14.07
                                                                                                ===============

*    Non-income producing.

+ Aggregate cost for federal income tax purposes is $88,331,120. Aggregate unrealized appreciation and depreciation, based on cost for Federal income tax purposes, are $7,866,551 and $11,196,553, respectively.

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

================================================================================


 INVESTMENT INCOME

 Income:
    Interest.......................................................................      $         570,740
    Dividends......................................................................              1,097,444
                                                                                          ----------------
       Total income................................................................              1,668,184
                                                                                          ----------------
 Expenses: (Note 2)
    Investment management fee......................................................                739,325
    Administration fee.............................................................                194,073
    Custodian expenses.............................................................                 14,932
    Shareholder servicing and related shareholder expenses.........................                 73,450
    Legal, compliance and filing fees..............................................                 66,330
    Audit and accounting...........................................................                 51,660
    Directors' fees and expenses...................................................                  8,734
    Other..........................................................................                  5,714
                                                                                          ----------------
       Total expenses..............................................................              1,154,218
       Less:
       Expenses paid indirectly....................................................      (           1,222)
                                                                                          ----------------
       Net expenses................................................................              1,152,996
                                                                                          ----------------
       Net investment income.......................................................                515,188
                                                                                          ----------------


 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

 Net realized gain (loss) on investments...........................................      (          33,813)
 Net change in unrealized appreciation (depreciation) of investments...............              5,651,088
                                                                                          ----------------
               Net gain (loss) on investments......................................              5,617,275
                                                                                          ----------------
 Increase (decrease) in net assets from operations.................................      $       6,132,463
                                                                                          ================






--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1999 AND 1998

================================================================================



                                                                             1999                         1998
                                                                       ---------------            ----------------
 INCREASE (DECREASE) IN NET ASSETS


 Operations:

   Net investment income...........................................    $       515,188            $      1,135,491

   Net realized gain (loss) on investments.........................    (        33,813)           (         11,297)

   Net change in unrealized appreciation (depreciation) ...........          5,651,088            (     20,835,046)
                                                                        --------------             ---------------
     Increase (decrease) in net assets from operations.............          6,132,463            (     19,710,852)

 Distributions from:

   Net investment income...........................................    (       515,840)           (      1,141,794)

   Return of capital...............................................            --                 (          1,296)

 Capital share transactions (Note 3)...............................    (    23,818,361)           (     22,039,937)
                                                                        --------------             ---------------

    Total increase (decrease)......................................    (    18,201,738)                 42,893,879

 Net Assets:

   Beginning of year...............................................        103,730,093                 146,623,972
                                                                        --------------             ---------------

   End of year.....................................................    $    85,528,355            $    103,730,093
                                                                        ==============             ===============











--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS


================================================================================
1. Summary of Accounting Policies

Delafield Fund, Inc. is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objectives of the Fund are to seek long-term preservation of capital and growth of capital by investing primarily in equity securities of domestic companies. Effective August 18, 1998, the Fund authorized three classes of stock:
Administrative Class, Institutional Class, and Retail Class. Original shares of the Fund were automatically converted to Institutional Class shares of the Fund. The Administrative Class shares of the Fund are available to qualified retirement plan clients of financial intermediaries and are subject to a service fee pursuant to the Fund's 12b-1 Plan. The Institutional Class shares of the Fund are available to corporate, institutional and individual investors and are not subject to a service fee. The Retail Class shares of the Fund are subject to a service fee pursuant to the Fund's Rule 12b-1 Distribution and Service Plan and are sold through financial intermediaries who provide servicing to Retail Class shareholders. As of December 31, 1999 only the Institutional Class of the Fund was active. Its financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

     a) Valuation of Securities -
     Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities, are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

     b) Federal Income Taxes -
     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     c) Use of Estimates -
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     d) General -
     Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividends and capital gain distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.

--------------------------------------------------------------------------------

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================================================================================
2. Investment Management Fees and Other Transactions with Affiliates

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management, L.P. (the "Manager") equal to .80% of the Fund's average daily net assets.

Pursuant to an Administrative Services Agreement, the Fund pays to the Manager an annual fee of .21% of the Fund's average daily net assets.

Pursuant to a Distribution and Service Plan adopted under Securities and Exchange Commission Rule 12b-1, the Fund and Reich & Tang, Inc. (The
Distributor) have entered into a Distribution Agreement and a Shareholder Servicing Agreement, only with respect to the Administrative Class and Retail Class shares of the Fund. For its services under the Shareholder Servicing Agreement, the Distributor receives from the Fund with respect only to the Administrative Class and Retail Class shares, a fee equal to .25% of the Fund's average daily net assets. There is no shareholder servicing fee for Institutional Class shares of the Fund. There were no additional expenses borne by the Fund pursuant to the Distribution Agreement.

Brokerage commissions paid during the period to the Distributor amounted to $208,761.

Fees are paid to Directors who are unaffiliated with the Manager on the basis of $1,500 per annum plus $250 per meeting attended.

Included in the Statement of Operations under the caption "Shareholder servicing and related shareholder expenses" are fees of $46,199 paid to Reich & Tang Services, Inc., an affiliate of the Manager as servicing agent for the Fund.

Included in the Statement of Operations under the captions "Shareholder servicing and related shareholder expenses" are expense offsets of $1,222.

3. Capital Stock

At December 31, 1999, 20,000,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $88,903,467. Transactions in capital stock were as follows:

                                                            Year Ended                            Year Ended
                                                         December 31, 1999                     December 31, 1998
                                                    ---------------------------         ---------------------------
                                                       Shares          Amount             Shares           Amount
                                                    -----------     -----------         ----------      -----------
 Sold........................................         1,258,219    $ 17,488,983          2,711,119     $ 39,948,178
 Issued on reinvestment of dividends.........            36,428         504,888             78,658        1,116,708
 Redeemed....................................       ( 3,161,363)    (41,812,232)       ( 4,699,355)    ( 63,104,823)
                                                     ----------      ----------         ----------      -----------
 Net increase (decrease).....................       ( 1,866,716)   $(23,818,361)       ( 1,909,578)    $ 22,039,937
                                                     ==========      ==========         ==========      ===========

4. Investment Transactions

Purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totaled $86,156,384 and $110,244,502, respectively. Accumulated undistributed realized losses at December 31, 1999 amounted to $45,110. This amount represents tax basis capital losses which may be carried forward to offset future capital gains. Such losses expire December 31, 2006 and 2007.


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

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DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================

5. Financial Highlights

                                                                     Year
                                                                     Ended                          Period from          Year
                                                                  December 31,                   October 1, 1995 to      Ended
                                                -----------------------------------------------     December 31,      September 30,
                                                  1999          1998         1997        1996           1995             1995
                                                --------      --------     --------    --------       --------         --------
 Per Share Operating Performance:
 (for a share outstanding throughout the period)
 Net asset value, beginning of period........   $ 13.06       $ 14.88      $ 13.49     $ 12.26        $ 11.95          $ 10.82
                                                --------      --------     --------    --------       --------         --------
 Income from investment operations:
     Net investment income...................      0.09          0.12         0.21        0.16           0.05             0.13
 Net realized and unrealized
     gains (losses) on investments...........      1.01       (  1.82 )       2.42        3.07           0.50             1.99
                                                --------      --------     --------    --------       --------         --------
 Total from investment operations............      1.10       (  1.70 )       2.63        3.23           0.55             2.12
                                                --------      --------     --------    --------       --------         --------
 Less distributions:
     Dividends from net investment income....   (  0.09)      (  0.12 )    (  0.21 )   (  0.16 )      (  0.05 )        (  0.13 )
     Distributions from net realized gains
        on investments.......................      --            --        (  1.03 )   (  1.84 )      (  0.18 )        (  0.86 )
     In excess of net realized gain..........      --            --           --          --          (  0.01 )           --
                                                --------      --------     --------    --------       --------         --------
 Total distributions.........................      --         (  0.12 )    (  1.24 )   (  2.00 )      (  0.24 )        (  0.99 )
                                                --------      --------     --------    --------       --------         --------
 Net asset value, end of period..............   $ 14.07       $ 13.06      $ 14.88     $ 13.49        $ 12.26          $ 11.95
                                                ========      ========     ========    ========       ========         ========
 Total Return................................      8.40%      ( 11.47%)      19.66%      26.35%          4.62%(a)        20.05%
 Ratios/Supplemental Data
 Net assets, end of period (000).............   $  85,528     $ 103,730    $ 146,624   $  61,279      $  45,730        $  42,316
 Ratios to average net assets:
     Expenses, net of fees waived............      1.25%+        1.24%+       1.29%+      1.29%+         1.67%*+          1.65%
     Net investment income...................      0.56%         0.83%        1.64%       1.18%          1.57%*           1.35%
     Management, administration and
        shareholder servicing fees waived....      0.00%         0.16%        0.20%       0.20%          0.20%*           0.71%
     Expenses paid indirectly................      0.00%         0.00%        0.00%       0.01%          0.07%*           0.00%
 Portfolio turnover rate.....................    105.37%        81.56%       55.43%      75.54%         20.49%           70.36%

 *     Annualized
 +     Before expenses paid indirectly
(a)    Not annualized




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DELAFIELD FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================




The Board of Directors and Shareholders of
Delafield Fund, Inc.





In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delafield Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the periods prior to December 31, 1999 were audited by other independent accountants whose report dated January 29, 1999 expressed an unqualified opinion on those financial statements.







 PricewaterhouseCoopers LLP
 New York, New York
 January 28, 2000


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

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
CHANGE IN INDEPENDENT ACCOUNTANTS

================================================================================






On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP
(PwC) to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition have joined PwC.

The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the most recent two fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

Effective August 13, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.













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

--------------------------------------------------------------------------------







DELAFIELD
FUND, INC.





















                                  Annual Report
                                December 31, 1999







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






-----------------------------------------------------
This report is submitted for the general  information
of  the   shareholders   of  the  Fund.   It  is  not
authorized for distribution to prospective  investors
in the Fund  unless  preceded  or  accompanied  by an
effective  prospectus,   which  includes  information
regarding   the  Fund's   objectives   and  policies,
experience  of  its  management,   marketability   of
shares, and other information.
------------------------------------------------------
Delafield Fund, Inc.

     600 Fifth Avenue
     New York, New York 10020

Manager

     Reich & Tang Asset Management, L.P.
     600 Fifth Avenue
     New York, New York 10020

Custodian

     State Street Kansas City
     801 Pennsylvania
     Kansas City, Missouri 64105

Transfer Agent &
     Dividend Disbursing Agent

     Reich & Tang Services, Inc.
     600 Fifth Avenue
     New York, New York 10020





DEL1299A



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